UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 16, 2018

Foundation Medicine, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36086	27-1316416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Second Street Cambridge, MA		02141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 418-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events.

On March 18, 2018, Foundation Medicine, Inc. issued a press release announcing that the Centers for Medicare & Medicaid Services (CMS) issued a final National Coverage Determination (NCD) for patients who receive next generation sequencing (NGS) testing with an assay that meets the coverage criteria. Medicare and Medicare Advantage patients who receive testing with FoundationOne CDx™, the first FDA-approved comprehensive genomic profiling (CGP) assay for all solid tumors incorporating a broad set of companion diagnostics, will be eligible for coverage. A copy of the press release is filed as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Foundation Medicine, Inc. dated March 18, 2018.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Foundation Medicine, Inc. dated March 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2018	FOUNDATION MEDICINE, INC.

	By:	/s/ Robert W. Hesslein
Robert W. Hesslein
Senior Vice President and General Counsel